UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934






                                  July 18, 2002
                 ----------------------------------------------
                                (Date of Report)



                                 Rent-Way, Inc.
                 ----------------------------------------------
             (Exact name of registrant as specified in its charter)




      Pennsylvania                 000-22026                     25-1407782
    ----------------              -----------                  --------------
 (State or other            (Commission File Number)        (IRS Employer
     jurisdiction of                                         Identification No.)
            corporation)





One RentWay Place, Erie, Pennsylvania                         16505
--------------------------------------------------------------------------------
(Address of principal executive offices)                     Zip Code



Registrant's telephone number, including area code:       (814) 455-5378
                                                     ---------------------------










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Item 5.           Other Events

                Rent-Way Schedules Third Quarter Earnings Release


Erie, Pennsylvania, July 17, 2002 -- Rent-Way Inc. (NYSE:RWY) today announced it will host a conference call in connection with the release of financial results for its third quarter, ended June 30, 2002. The call will take place at 4:30 PM
(EST) on Wednesday, August 7, 2002.

Participants may access the call via web cast at:

http://www.firstcallevents.com/service/ajwz363063196gf12.html

A replay of the web cast will be available for two weeks.

Rent-Way is the second largest operator of rental-purchase stores in the United States. Rent-Way rents quality name brand merchandise such as home entertainment equipment, computers, furniture and appliances from 1,062 stores in 42 states.

                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                       Rent-Way, Inc
                                   ---------------------
                                       (Registrant)





   July 18, 2002                               /s/John A. Lombardi
-------------------                   ------------------------------------------
       Date                                          (Signature)
                                                  John A. Lombardi
                                        Chief Accounting Officer and Controller



   July 18, 2002                             /s/William A. McDonnell
-------------------                   ------------------------------------------
       Date                                          (Signature)
                                                William A. McDonnell
                                      Vice President and Chief Financial Officer